Prime Credit Card Master Trust					12-Aug-04
					04:02 PM
Settlement Statement
-	-	--

Distribution Date:					16-Aug-04

Monthly Period:		July 2004
		04-Jul-04
		31-Jul-04

(i) Collections					$378,666,727
Finance Charge					39,045,115
Principal					339,621,613

(ii) Investor Percentage - Principal Collections					31-Jul-04

	Series 2000-1				25.5%
	A				21.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				25.5%
	A				21.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				16-Aug-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				16-Aug-04

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				16-Aug-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$2,991,072.81
	A				$2,512,450.91
	B				239,310.95
	C				239,310.95

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			31-Jul-04		$1,947,505,852.96
Principal Receivables in Trust					$1,863,724,151.17

(xii) Invested Amount			31-Jul-04

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.465%
Finance Charge Receivables Factor					4.302%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			91.98%	$1,717,954,249
	1-29 days			3.92%	$73,288,924
	30-59 days			1.21%	$22,522,513
	60-89 days			0.74%	$13,780,250
	90-119 days			0.61%	$11,371,201
	120-149 days			0.57%	$10,608,650
	150 days +			0.97%	$18,030,348
	Total			100.00%	$1,867,556,135

	Balance in Principal Funding Account			31-Jul-04	$0

Last Updated on 8/16/04
By Federated